                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 19
Statement of Operations.......................... 20
Statement of Changes in Net Assets............... 21
Financial Highlights............................. 22
Notes to Financial Statements.................... 25

HYI SAR 4/99

                             LETTER TO SHAREHOLDERS

March 19, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    The U.S. economy continued to grow at a robust pace in 1998, despite financial problems abroad. In the fourth quarter, the nation's gross domestic product (GDP) rose at an astounding 6.1 percent annual rate, surprising most economists, whose estimates had been much more conservative. Preliminary indications suggest a strong first quarter of 1999 as well.
    During the past six months, a series of interest rate cuts by the Federal Reserve helped the U.S. economy avoid the economic slump plaguing many global markets. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth. In addition, the outlook for troubled areas such as Asia and Latin America improved significantly, and most experts agree that these economies are on the slow road to recovery.
    Despite the improvements abroad and record economic growth in the United States, inflation remained at bay as commodity prices tumbled. This low inflationary environment--only a 1.6 percent increase in the consumer price index in 1998--contributed to the strong domestic economy and kept inflation-adjusted interest rates attractive. A low level of unemployment, vibrant consumer spending, and an active housing market also supported the positive economic conditions.

                                                             Continued on page 2

MARKET REVIEW

    Most areas of the bond market were quite active during the past six months, with U.S. Treasury bonds experiencing the greatest price appreciation. Intense demand and decreasing supply pushed the 30-year Treasury bond to its lowest yield ever in October 1998, at the height of a flight to quality that included investors around the globe.
    At the same time, investors shied away from lower-rated securities, causing the prices of high-yield bonds to plummet. This lack of demand for lower-rated bonds led to unusually high yields in the marketplace as investors required significant premiums in exchange for purchasing these out-of-favor securities. The difference in yields between U.S. Treasury bonds and high-yield bonds of comparable maturity widened to as much as 7.79 percent in mid-October. The high-yield market rebounded late in 1998 as investors saw that the economy was performing well and that the global financial crisis was on its way to recovery. Investment-grade corporate bond prices experienced similar, though less dramatic movement during the period, and ended the six-month period at approximately the same point at which they started.

OUTLOOK

    Our outlook for the domestic economy remains positive, although growth may lessen toward the second half of the year. We look for a slow but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic improvements we've witnessed in Asia and Latin America.
    We believe the domestic markets could still favor higher-quality securities such as large-company stocks and investment-grade bonds in the near term. In addition, we anticipate continued day-to-day volatility in the markets, although we probably won't see sustained high or low periods during the next six months.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG]
Richard F. Powers III

Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED FEBRUARY 28, 1999

                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

                                           A Shares   B Shares   C Shares
 TOTAL RETURNS

Six-month total return based on NAV(1)..     3.11%      2.87%       2.54%
Six-month total return(2)...............    (1.75%)    (1.04%)      1.57%
One-year average annual total
return(2)...............................    (6.58%)    (6.24%)     (3.61%)
Five-year average annual total
return(2)...............................     6.41%      6.41%       6.57%
Ten-year average annual total
return(2)...............................     7.28%        N/A         N/A
Life-of-Fund average annual total
return(2)...............................     8.94%      8.52%       7.16%
Commencement date....................... 10/02/78   07/02/92    07/06/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3)....................     9.91%      9.57%       9.63%
SEC Yield(4)............................    10.39%     10.12%      10.21%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending February 28, 1999.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in high yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

Foreign investments may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CYCLICAL INDUSTRIES: Industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical industries include housing, automobiles, and paper. Noncyclical industries are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FLIGHT TO QUALITY: The flow of funds toward safer investments in times of marketplace uncertainty or fear.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW
                    VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

We recently spoke with the management team of the Van Kampen High Income Corporate Bond Fund about the key events and economic forces that shaped the markets during the past six months. The team includes Ellis S. Bigelow, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended February 28, 1999.

Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST SIX MONTHS?

A As economies in Asia, Russia, and Latin America struggled to recover from weakness, investors continued to rush toward the relative safety of U.S. Treasury securities. At year end, the yield for the benchmark 10-year
Treasury--which, like all bond yields, moves in the opposite direction of its price--had fallen from 5.62 percent in September to a near-record low of 4.16 percent.

    Against the din of global economic uncertainty and concerns about the pace of the U.S. economy, the Federal Reserve Board provided the clearest voice and direction for the fixed-income market during the reporting period. In the final months of 1998, the Federal Reserve Board broke its nearly two-year hiatus to usher in a series of three interest rate cuts. Although the first cut did little to stabilize the markets, the cumulative effect of the Fed's actions soothed investors' frayed nerves and settled the rocky 10-year Treasury.

    This calm was somewhat short-lived, however. In the final week of February, fixed-income investors anxiously turned their attention to the release of year-end data indicating that the domestic economy showed no signs of slowing down. In a message to Congress, Fed chairman Alan Greenspan alluded to the Fed's willingness to increase rates if necessary--despite any significant indications of inflation at this time. In response to his comments, the 10-year Treasury yield bounced to 5.17 percent on the last day of the reporting period.

Q     WHAT WAS THE EFFECT OF THIS ACTIVITY ON THE HIGH-YIELD MARKET?

A With the 10-year Treasury yield falling for much of the period, investors demonstrated little appetite for high-yield securities, whose yields were not attractive enough to offset investors' concerns about the risk involved. As a result, there was very little new issuance during the final months of 1998. However, in the first quarter of 1999, new supply slowly began to catch up to earlier levels and was met with sufficient demand.

    As was the case for much of 1998, the yield spread between high-yield securities and Treasuries widened for most of the reporting period, indicating that high-yield securities underperformed Treasuries during this time. Spreads hit their widest point in October, but responded positively to the Fed cuts. As the outlook for the high-yield market progressively improved in the months that followed, the yield spread at the end of February was only six basis points wider to comparable U.S. Treasuries than it had been in August.

Q     HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

A We maintained the Fund's credit quality profile with a continued focus on B-rated bonds, which comprised the majority of new issues purchased during the period. We also maintained a low cash position in the portfolio despite the influx of new assets into the Fund during the reporting period.

    The portfolio's sector exposure was largely unchanged from six months ago, driven by our desire to maintain the portfolio's defensive profile through investments in noncyclical industries. In addition, media and cable companies once again dominated new issuance, as has been the case for the past few years. Correspondingly, the Fund's weighting in the consumer services sector, which included several broadcasting companies, made up one of the largest sector positions in the portfolio. This sector also includes gaming companies, which continued to perform very well even during periods of volatility. For additional fund portfolio highlights, please refer to page 8.

Q     HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A The Fund posted a total return of 3.11 percent(1) (Class A shares at net asset value) for the six-month period ended February 28, 1999. By comparison, the Credit Suisse First Boston High Yield Index returned 3.48 percent for the same period. The First Boston High Yield Index is a broad-based index that reflects the general performance of a wide range of selected bonds within the public high-yield debt market. It does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Past performance does not guarantee future results. Please refer to the chart on page 3 for additional Fund performance results.

Q     WHAT IS YOUR OUTLOOK FOR THE MARKET OVER THE COMING MONTHS?

A Although investors have expected an economic slowdown in the United States for some time, we do not see signs that this might materialize in the near future. We also continue to see low inflation numbers, backed by indications of a taut job market and high consumer confidence. With continuing difficulties in many foreign economies, we cannot rule out the possibility that, at some point, GDP growth could lag. At the same time, the fundamentals currently underpinning the U.S. bond market are as healthy as at any time in recent memory, and we expect the market to remain strong in the months ahead.

    Although the high-yield market has traditionally been boosted by positive first-quarter fundamentals--such as strong issuance, increased demand for higher risk investments, and elevated asset flows--it remains to be seen if the mediocre start to 1999 will set the tone for the market through the remainder of the year. We are prepared to take advantage of opportunities as they occur, but will also look for ways to help protect the portfolio against rough spots in the market by holding some securities with defensive properties.

[SIG.]
Ellis S. Bigelow

Portfolio Manager

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND
 TOP TEN ISSUERS AS OF FEBRUARY 28, 1999

                                PERCENTAGE OF FUND'S
                                LONG-TERM INVESTMENTS
Atlas Air, Inc. ...............          1.9%
Metronet Communications
  Corp. .......................          1.8%
Price Communications
  Wireless ....................          1.6%
Hollywood Casino, Inc. ........          1.3%
Argosy Gaming Co. .............          1.3%
Diamond Cable Co. (United
  Kingdom) ....................          1.3%
Majestic Star Casino L.L.C. ...          1.2%
Rural Cellular Corp. ..........          1.2%
E Spire Communications, Inc. ..          1.2%
Americredit Corp. .............          1.2%

 CREDIT QUALITY AS A PERCENTAGE OF CORPORATE OBLIGATIONS
Pie Chart

A                                    BBB               BB                 B                CCC               CC
-                                    ---               --                 -                ---               --
0.5%                                 0.8%              9.3%              75.0%             7.0%              0.2%

                                    NH
                                    --
                                    7.20

Pie Chart

BBB                         BB            B          CCC       Non-Rated
0.5%                       10.8%        77.3%        4.0%            7.4%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.
 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

 AS OF FEBRUARY 28, 1999
Utilities.................  24.6%
Consumer Services.........  24.1%
Consumer Distribution.....  10.1%
Raw Materials/Processing
  Industries..............   8.3%
Producer Manufacturing....   7.0%

  AS OF AUGUST 31, 1998
Consumer Services.........  22.1%
Utilities.................  20.1%
Raw Materials/Processing
  Industries..............  15.4%
Producer Manufacturing....   8.7%
Consumer Distribution.....   6.6%

 DURATION

AS OF FEBRUARY 28, 1999    AS OF AUGUST 31, 1998
        3.9 years                 4.2 years

                            PORTFOLIO OF INVESTMENTS

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
          CORPORATE DEBT OBLIGATIONS  90.5%
          CONSUMER DISTRIBUTION  8.9%
$ 6,500   Agrilink Foods, Inc., 144A -
          Private Placement (b)................    11.875%     11/01/08    $ 6,979,375
  4,250   Big 5 Corp...........................    10.875      11/15/07      4,313,750
  9,000   CHS Electronics, Inc.................     9.875      04/15/05      8,190,000
  3,200   Community Distributors, Inc..........    10.250      10/15/04      2,944,000
 12,700   Del Monte Foods Co., Ser B, 144A -
          Private Placement (a) (b)............  0/12.500      12/15/07      9,207,500
  2,750   Disco SA (Argentina).................     9.125      05/15/03      2,378,750
  2,750   Disco SA (Argentina).................     9.875      05/15/08      2,275,625
  4,000   Duane Reade, Inc.....................     9.250      02/15/08      4,160,000
  2,500   Group Maintenance America Corp., 144A
          -Private Placement (b)...............     9.750      01/15/09      2,562,500
  2,000   Gruma SA (Mexico)....................     7.625      10/15/07      1,745,000
  3,200   Iron Age Corp........................     9.875      05/01/08      2,496,000
  4,000   King Pharmaceuticals, Inc., 144A -
          Private Placement (b)................    10.750      02/15/09      4,000,000
  4,000   Luiginos, Inc., 144A - Private
          Placement (b)........................    10.000      02/01/06      4,010,000
  9,000   Musicland Group, Inc.................     9.875      03/15/08      9,270,000
  7,250   Pantry, Inc..........................    10.250      10/15/07      7,576,250
  3,735   Pathmark Stores, Inc.................    12.625      06/15/02      3,697,650
  6,000   Pathmark Stores, Inc. (a)............  0/10.750      11/01/03      5,190,000
  1,750   Phar Mor, Inc........................    11.720      09/11/02      1,798,125
                                                                           -----------
                                                                            82,794,525
                                                                           -----------
          CONSUMER DURABLES  4.9%
  8,900   Aetna Industries, Inc................    11.875      10/01/06      9,389,500
  1,500   Hayes Wheels International, Inc., Ser
          B....................................     9.125      07/15/07      1,586,250
  8,500   MCII Holdings USA, Inc.
          (Mexico) (a).........................  0/12.000      11/15/02      7,225,000
  6,000   Oxford Automotive, Inc., Ser C, 144A
          -Private Placement (b)...............    10.125      06/15/07      6,240,000
  6,430   Talon Automotive Group, Inc., Ser
          B....................................     9.625      05/01/08      5,787,000
  6,168   Venture Holdings, Inc................     9.750      04/01/04      6,168,000
  2,995   Venture Holdings, Inc................     9.500      07/01/05      3,009,975

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
          CONSUMER DURABLES (CONTINUED)
$ 2,700   Webb (Del E.) Corp...................     9.375%     05/01/09    $ 2,578,500
  3,600   Webb (Del E.) Corp...................    10.250      02/15/10      3,582,000
                                                                           -----------
                                                                            45,566,225
                                                                           -----------
          CONSUMER NON-DURABLES  3.9%
  6,000   Cluett American Corp., Ser B.........    10.125      05/15/08      5,715,000
  3,500   CMI Industries, Inc..................     9.500      10/01/03      3,465,000
  8,900   Consoltex Group, Inc. (Canada).......    11.000      10/01/03      9,078,000
  3,000   Decora Industries, Inc...............    11.000      05/01/05      2,895,000
  4,250   Delta Mills Insurance, Ser B.........     9.625      09/01/07      4,303,125
  1,800   French Fragrances, Inc., Ser B.......    10.375      05/15/07      1,809,000
  5,000   French Fragrances, Inc., Ser D.......    10.375      05/15/07      5,025,000
  4,750   Globe Manufacturing Corp., 144A -
          Private Placement (b)................    10.000      08/01/08      3,990,000
                                                                           -----------
                                                                            36,280,125
                                                                           -----------
          CONSUMER SERVICES  22.3%
  7,200   Amazon.Com, Inc. (a).................  0/10.000      05/01/08      4,644,000
  3,343   American Media Operations, Inc.......    11.625      11/15/04      3,585,367
 10,050   Americredit Corp.....................     9.250      02/01/04      9,949,500
  1,425   Argosy Gaming Co.....................    12.000      06/01/01      1,453,500
  8,300   Argosy Gaming Co.....................    13.250      06/01/04      9,358,250
  9,750   Booth Creek Ski Holdings, Inc. Ser
          B....................................    12.500      03/15/07      9,360,000
 10,020   Capstar Broadcasting Partners (a)....  0/12.750      02/01/09      8,517,000
  4,610   Casino America, Inc..................    12.500      08/01/03      5,180,487
  6,900   Casino Magic Louisiana Corp., Ser
          B....................................    13.000      08/15/03      7,952,250
  5,500   Citadel Broadcasting Co., Ser B......    10.250      07/01/07      6,063,750
  2,500   Citadel Broadcasting Co., 144A -
          Private Placement (b)................     9.250      11/15/08      2,662,500
  9,015   Diamond Cable Co. (United
          Kingdom) (a).........................  0/13.250      09/30/04      9,195,300
  1,750   Diamond Cable Co. (United
          Kingdom) (a).........................  0/11.750      12/15/05      1,540,000
  2,250   FrontierVision Holdings L.P. (a).....  0/11.875      09/15/07      1,957,500
  7,375   FrontierVision Holdings L.P., 144A -
          Private Placement (a) (b)............  0/11.875      09/15/07      6,416,250

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
          CONSUMER SERVICES (CONTINUED)
$ 4,000   Globo Communicacoes Participation,
          144A - Private Placement
          (Brazil) (b).........................    10.625%     12/05/08    $ 2,220,000
  3,500   Gray Communications Systems, Inc.....    10.625      10/01/06      3,718,750
  6,500   Grupo Televisa Corp. (Mexico)........  *             05/15/08      5,005,000
  2,000   Grupo Televisa Corp., Ser B
          (Mexico).............................    11.875      05/15/06      1,990,000
  5,796   Helicon Group L.P....................    11.000      11/01/03      6,107,535
 10,100   Hollywood Casino, Inc................    12.750      11/01/03     10,908,000
  4,000   Hollywood Park, Inc., Ser B..........     9.500      08/01/07      4,040,000
  3,500   Hollywood Theaters, Inc. (c).........    10.625      08/01/07      1,470,000
  6,750   Horseshoe Gaming LLC, Ser B..........    12.750      09/30/00      7,155,000
  7,000   IHF Holdings, Inc., Ser B (a)........  0/15.000      11/15/04        980,000
  5,500   International Cabletel, Inc. (a).....  0/11.500      02/01/06      4,757,500
  4,500   Louisiana Petite Academy, Inc., Ser
          B....................................    10.000      05/15/08      4,398,750
  9,750   Majestic Star Casino LLC.............    12.750      05/15/03     10,651,875
  2,000   Marcus Cable Co. L.P. (a)............  0/13.500      08/01/04      2,050,000
  4,780   Marcus Cable Co. L.P. (a)............  0/14.250      12/15/05      4,780,000
  7,500   Multicanal Participacoes, Ser B
          (Brazil).............................    12.625      06/18/04      5,625,000
  6,050   Northland Cable Television, Inc......    10.250      11/15/07      6,413,000
  3,000   Park N View, Inc., Ser B.............    13.000      05/15/08      2,280,000
  7,400   Premier Parks, Inc. (a)..............  0/10.000      04/01/08      5,143,000
  7,000   Radio Unica Corp. (a)................  0/11.750      08/01/06      3,850,000
  1,960   SFX Broadcasting, Inc................    10.750      05/15/06      2,165,800
  1,350   Sinclairbroadcast Group, Inc.........     8.750      12/15/07      1,368,563
  7,000   Splitrock Services, Inc., Ser B......    11.750      07/15/08      6,405,000
  4,000   Telewest PLC (United Kingdom) (a)....  0/11.000      10/01/07      3,500,000
  5,000   UIH Australia/Pacific, Inc., Ser
          B (a)................................  0/14.000      05/15/06      2,950,000
  8,500   United International Holdings,
          Inc. (a).............................  0/10.750      02/15/08      5,652,500
  6,250   Young America Corp., Ser B...........    11.625      02/15/06      3,062,500
                                                                           -----------
                                                                           206,483,427
                                                                           -----------
          ENERGY  3.5%
  1,000   Canadian Forest Oil Ltd..............     8.750      09/15/07        890,000
  3,000   Gulf Canada Resources Ltd............     9.000      08/15/99      3,045,000

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
          ENERGY (CONTINUED)
$ 8,500   Hurricane Hydrocarbons Ltd., 144A -
          Private Placements (Canada) (b)......    11.750%     11/01/04    $ 4,165,000
  5,750   Hydrochem Industrial Services, Inc.,
          Ser B................................    10.375      08/01/07      5,060,000
  5,500   KCS Energy, Inc. ....................    11.000      01/15/03      3,960,000
  5,236   Kelley Oil & Gas Partners Ltd........     7.875      12/15/99      2,618,000
  2,300   Pacalta Resources Ltd., Ser B
          (Canada).............................    10.750      06/15/04      1,966,500
  1,606   Petroleum Heat & Power, Inc. ........    12.250      02/01/05      1,557,820
  5,000   Pride Petroleum Services, Inc. ......     9.375      05/01/07      4,650,000
  6,000   Universal Compression, Inc. (a)......   0/9.875      02/15/08      3,720,000
  1,000   Universal Compression, Inc. (a)......  0/11.375      02/15/09        590,000
                                                                           -----------
                                                                            32,222,320
                                                                           -----------
          FINANCE  1.6%
  4,750   Americo Life, Inc. ..................     9.250      06/01/05      4,868,750
  6,000   Chatwins Group, Inc..................    13.000      05/01/03      6,030,000
  3,000   Contifinancial Corp. ................     7.500      03/15/02      1,950,000
  2,250   Superior National Capital Trust 1....    10.750      12/01/17      2,261,250
                                                                           -----------
                                                                            15,110,000
                                                                           -----------
          HEALTHCARE  2.8%
  4,000   Alliance Imaging, Inc. ..............     9.625      12/15/05      3,920,000
  3,900   Boivail Corp., 144A - Private
          Placement............................    10.875      11/15/05      3,978,000
  9,000   Mariner Post Acute Network, Inc.
          (a)..................................  0/10.500      11/01/07      2,700,000
  2,380   Maxxim Medical, Inc., 144A -
          Private Placement (b)................    10.500      08/01/06      2,546,600
  3,000   Mediq, Inc. .........................    11.000      06/01/08      2,730,000
  1,490   Owens & Minor, Inc...................    10.875      06/01/06      1,635,275
  8,265   Oxford Health Plans, Inc., 144A -
          Private Placement (b)................    11.000      05/15/05      8,306,325
  1,150   Vencor Operating, Inc. ..............     9.875      05/01/05        511,750
                                                                           -----------
                                                                            26,327,950
                                                                           -----------
          PRODUCER MANUFACTURING  6.3%
  9,750   Carpenter W R North America, Inc. ...    10.625      06/15/07      9,798,750
  3,500   Communications Instrument, Inc. .....    10.000      09/15/04      3,386,250

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
          PRODUCER MANUFACTURING (CONTINUED)
$ 3,355   Compass Aerospace Corp., 144A -
          Private Placement (b)................    10.125%     04/15/05    $ 3,204,025
  4,500   Eagle-Picher Industries, Inc. .......     9.375      03/01/08      4,365,000
  5,500   Filtronic PLC, 144A - Private
          Placement (b)........................    10.000      12/01/05      5,692,500
  4,950   GS Technologies Operating, Inc. .....    12.000      09/01/04      3,217,500
  8,000   IMO Industries, Inc. ................    11.750      05/01/06      8,200,000
  2,500   Integrated Electric Services, Inc.,
          144A - Private Placement (b).........     9.375      02/01/09      2,562,500
  1,750   Interlake Corp. .....................    12.000      11/15/01      1,872,500
  7,050   Interlake Corp. .....................    12.125      03/01/02      7,155,750
  2,000   Numatics, Inc. ......................     9.625      04/01/08      1,850,000
  3,000   Terex Corp. .........................     8.875      04/01/08      3,015,000
  6,750   Waxman Industries, Inc., Ser B (a)...  0/12.750      06/01/04      3,780,000
                                                                           -----------
                                                                            58,099,775
                                                                           -----------
          RAW MATERIALS/PROCESSING
          INDUSTRIES  7.7%
  2,175   Acetex Corp. (Canada)................     9.750      10/01/03      2,175,000
  7,250   AEP Industries, Inc. ................     9.875      11/15/07      7,304,375
  6,000   Anchor Lamina, Inc. (Canada).........     9.875      02/01/08      5,670,000
  4,540   Aracruz Celulose SA, 144A - Private
          Placement (Brazil) (b)...............    10.375      01/31/02      3,949,800
  4,500   Doe Run Resources Corp., Ser B.......    11.250      03/15/05      3,915,000
  1,000   Galey & Lord, Inc. ..................     9.125      03/01/08        755,000
  6,000   Outsourcing Services Group, 144A -
          Private Placement (b)................    10.875      03/01/06      5,820,000
  5,054   Pioneer Americas Acquisition
          Corp. ...............................     9.250      06/15/07      3,815,770
 10,025   Printpack, Inc. .....................    10.625      08/15/06      9,523,750
  3,250   Radnor Holdings, Inc., Ser B.........    10.000      12/01/03      3,363,750
  5,000   Renco Steel Holdings, Inc. ..........    10.875      02/01/05      4,300,000
  5,250   Scovill Fasteners, Inc. .............    11.250      11/30/07      3,990,000
  4,000   Tekni-Plex, Inc., Ser B..............    11.250      04/01/07      4,420,000
  2,750   Viacap SA (Mexico)...................    10.250      05/15/02      2,571,250

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
          RAW MATERIALS/PROCESSING INDUSTRIES
          (CONTINUED)
$ 6,250   Viacap SA (Mexico)...................    11.375%     05/15/07    $ 5,593,750
  4,550   WHX Corp.............................    10.500      04/15/05      4,322,500
                                                                           -----------
                                                                            71,489,945
                                                                           -----------
          TECHNOLOGY  1.4%
  5,500   Advanced Micro Devices, Inc..........    11.000      08/01/03      5,843,750
  6,000   DecisionOne Holdings Corp............     9.750      08/01/07      1,080,000
  3,000   DecisionOne Holdings Corp. (a).......  0/11.500      08/01/08        120,000
  8,050   Dictaphone Corp......................    11.750      08/01/05      5,876,500
                                                                           -----------
                                                                            12,920,250
                                                                           -----------
          TRANSPORTATION  5.1%
  4,000   American Commercial Lines LLC........    10.250      06/30/08      4,140,000
  7,500   Atlas Air, Inc.......................    10.750      08/01/05      7,912,500
  1,800   Atlas Air, Inc.......................     9.250      04/15/08      1,813,500
  6,750   Atlas Air, Inc., 144A - Private
          Placement (b)........................     9.375      11/15/06      6,885,000
  2,700   Cenargo International PLC............     9.750      06/15/08      2,470,500
  7,250   Greyhound Lines, Inc.................    11.500      04/15/07      8,337,500
  5,950   MRS Logistica SA, Ser B, 144A -
          Private Placement (Brazil) (b).......    10.625      08/15/05      2,499,000
  6,250   Pegasus Shipping Hellas Ltd., Ser
          A....................................    11.875      11/15/04      4,500,000
  2,750   Sea Containers Ltd., Ser B
          (Bermuda)............................    12.500      12/01/04      3,018,125
  4,500   Stena AB (Sweden)....................    10.500      12/15/05      4,590,000
  1,800   Transport World Airlines, Inc........    11.500      12/15/04      1,395,000
                                                                           -----------
                                                                            47,561,125
                                                                           -----------
          UTILITIES  22.1%
  5,500   American Cellular Corp., 144A -
          Private Placement (b)................    10.500      05/15/08      5,733,750
  6,250   Cathay International Ltd., 144A -
          Private Placement (Japan) (b)........    13.000      04/15/08      1,718,750
  3,500   Centennial Cellular Operating Co.,
          144A - Private Placement (b).........    10.750      12/15/08      3,753,750
  6,000   Clearnet Communications, Inc.
          (Canada) (a).........................  0/14.750      12/15/05      5,400,000

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
          UTILITIES (CONTINUED)
$ 6,000   Compania De Transporte Energia, 144A
          -Private Placement (Argentina) (b)...     9.250%     04/01/08    $ 5,130,000
  4,950   Crown Castle International
          Corp. (a)............................  0/10.625      11/15/07      3,588,750
  6,000   CTI Holdings SA (a)..................  0/11.500      04/15/08      2,730,000
  6,500   E Spire Communications, Inc. (a).....  0/12.750      04/01/06      3,997,500
  9,500   E Spire Communications, Inc. (a).....  0/13.000      11/01/05      6,222,500
    568   GST Telecommunications, Inc., 144A -
          Private Placement (Canada) (a) (b)...  0/13.875      12/15/05        408,960
  2,550   ICG Holdings, Inc. (a)...............  0/13.500      09/15/05      2,205,750
  9,100   Intermedia Communications of
          Florida, Inc. (a) (b)................  0/12.500      05/15/06      7,325,500
  7,000   IXC Communications, Inc..............     9.000      04/15/08      7,385,000
  7,000   KMC Telecommunications Holdings,
          Inc. (a).............................  0/12.500      02/15/08      3,710,000
  4,000   Level 3 Communications, Inc..........     9.125      05/01/08      3,900,000
  2,000   Level 3 Communications, Inc., 144A -
          Private Placement (b)................         *      12/01/08      1,150,000
  5,750   McLeodusa, Inc. (a)..................  0/10.500      03/01/07      4,542,500
  2,300   Metromedia Fiber Network, Inc., 144A
          - Private Placement (b)..............    10.000      11/15/08      2,409,250
  9,250   Metronet Communications Corp.
          (Canada).............................    12.000      08/15/07     10,545,000
  1,500   Metronet Communications Corp.
          (Canada) (a).........................  0/10.750      11/01/07      1,102,500
  5,000   Metronet Communications Corp.
          (Canada) (a).........................   0/9.950      06/15/08      3,425,000
  9,510   Microcell Telecommunications, Ser
          B (a)................................  0/14.000      06/01/06      7,608,000
  9,000   Millicom International Cellular SA
          (Luxemburg) (a)......................  0/13.500      06/01/06      6,615,000
  9,250   Netia Holdings, Inc., Ser B
          (Netherlands) (a)....................  0/11.250      11/01/07      5,920,000
  3,750   Nextel Communications, Inc. .........     9.750      08/15/04      3,796,875
  3,750   Nextel Communications, Inc. (a)......  0/10.650      09/15/07      2,568,750
  1,000   Nextel Communications, Inc., 144A -
          Private Placement (b)................    12.000      11/01/08      1,120,000
  4,500   NTL, Inc. (a)........................   0/9.750      04/01/08      3,105,000
  1,150   Optel, Inc...........................    11.500      07/01/08      1,115,500

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon       Maturity    Market Value
---------------------------------------------------------------------------------------
          UTILITIES (CONTINUED)
$ 5,125   Optel, Inc., Ser B, 144A -
          Private Placement (b)................    13.000%     02/15/05    $ 5,150,625
 10,450   Pinnacle Holdings, Inc. (a)..........  0/10.000      03/15/08      6,531,250
  4,387   Price Communication Cellular.........    11.250      08/15/08      4,167,650
  4,450   Price Communications Wireless........    11.750      07/15/07      4,917,250
  4,500   Price Communications Wireless, 144A -
          Private Placement (b)................     9.125      12/15/06      4,747,500
  6,400   Primus Telecommunications Group,
          Inc. ................................    11.750      08/01/04      6,560,000
  1,750   Primus Telecommunications Group,
          Inc., 144A - Private Placement (b)...    11.250      01/15/09      1,776,250
  7,550   Psinet, Inc., 144A - Private
          Placement (b)........................    11.500      11/01/08      8,456,000
  3,750   Rural Cellular Corp..................     9.625      05/15/08      3,923,438
  9,000   Satelites Mexicanos SA (Mexico)......    10.125      11/01/04      7,155,000
 10,250   SBA Communications Corp. (a).........  0/12.000      03/01/08      6,406,250
  5,000   Sprint Spectrum (a)..................  0/12.500      08/15/06      4,562,500
  8,100   Startec Global Communications........    12.000      05/15/08      7,290,000
  1,500   Transtel, 144A - Private Placement
          (Columbia) (b).......................    12.500      11/01/07        630,000
  7,700   Triton Communications, LLC (a).......  0/11.000      05/01/08      4,292,750
  6,740   Verio, Inc...........................    10.375      04/01/05      6,992,750
  2,300   Verio, Inc., 144A - Private
          Placement (b)........................    11.250      12/01/08      2,495,500
                                                                           -----------
                                                                           204,288,298
                                                                           -----------
            TOTAL CORPORATE DEBT OBLIGATIONS 90.5%.....................    839,143,965
                                                                           -----------
          FOREIGN GOVERNMENT OBLIGATIONS  0.7%
  2,000   Republic of Argentina (Argentina)....    11.375      01/30/17      1,820,000
  4,000   United Mexican States Debt
          (Mexico).............................    11.500      05/15/26      4,205,000
                                                                           -----------
            TOTAL FOREIGN GOVERNMENT OBLIGATIONS.......................      6,025,000
                                                                           -----------

EQUITIES  1.5%
  American Telecasting, Inc. (1,750 Common Stock Warrants)
  (c).......................................................         1,750
  Dairy Mart Convenience Stores (14,998 Common Stock
  Warrants) (c).............................................         5,249
  Day International Group, Inc. (1,640 Preferred Shares,
  12.25% coupon, $1,000 par per share) (c) (d)..............     1,517,000

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------


                        Description                           Market Value
--------------------------------------------------------------------------
EQUITIES (CONTINUED)
  Kelley Oil & Gas Corp. (50,000 Preferred Shares, 2.625%
  coupon, $25 par per share) (c)............................  $    187,500
  KMC Telecommunications Holdings, Inc., 144A - Private
    Placement (7,000 Common Stock Warrants) (b) (c).........             7
  Metronet Communications Corp., 144A - Private Placement
    (9,250 Common Stock Warrants) (Canada) (b) (c)..........       323,750
  NTL, Inc., 144A - Private Placement (6,889 Common Stock
  Warrants) (b) (c).........................................        86,112
  Optel Inc. (3,275 Common Shares)..........................        11,462
  Park N View, Inc., 144A - Private Placement (3,000 Common
  Stock Warrants) (b) (c)...................................       108,000
  Petroleum Heat & Power, Inc. (9,331 Junior Convertible
  Preferred Shares, convertible into 1,219 Star Gas Common
  Units or 9,331 Petroleum Heat & Power Class A Common
  Shares) (c)...............................................         9,798
  Primus Telecommunications Group (2,000 Common Stock
  Warrants) (c).............................................        30,000
  Rural Cellular Corp. (6,663 Preferred Shares, 11.375%
  coupon, $1,000 par per share) (c) (d).....................     6,563,055
  Signature Brands, Inc. (4,000 Common Stock
  Warrants) (c).............................................        87,600
  Splitrock Services, Inc., 144A - Private Placement (7,000
  Common Stock Warrants) (b) (c)............................         1,050
  Startec Global Communications (8,100 Common Stock
  Warrants) (c).............................................         2,025
  Supermarkets General Holdings Corp. (151,101 Preferred
  Shares, 3.52% coupon, $25 par per share) (c) (d)..........     4,079,727
  Terex Corp. (28,000 Common Stock Rights) (c)..............       504,000
  Total Renal Care Holdings, Inc. (6,000 Common
  Shares) (c)...............................................        88,750
  UIH Australia Pacific, Inc. (5,000 Common Stock
  Warrants) (c).............................................            50
  Urohealth Systems, Inc., 144A - Private Placement (4,750
  Common Stock Warrants) (b) (c)............................            48
  Wright Medical Technology, Inc. (4,118 Common Stock
  Warrants) (c).............................................           412
                                                              ------------
TOTAL EQUITIES  1.5%........................................    13,607,345
                                                              ------------
TOTAL LONG-TERM INVESTMENTS  92.7%
  (Cost $925,096,847).......................................   858,776,310
                                                              ------------

                                               See Notes to Financial Statements

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------


                        Description                           Market Value
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  5.6%
REPURCHASE AGREEMENT  2.5%
  Warburg Dillon Read ($22,781,000 par collateralized by
  U.S. Government obligations in a pooled cash account,
  dated 02/26/99, to be sold on 03/01/99 at $22,789,998)....  $ 22,781,000
U.S. GOVERNMENT AGENCY OBLIGATION  3.1%
  Federal Home Loan Bank Discount Note ($28,724,000 par,
  yielding 4.68%, 03/01/99 maturity)........................    28,712,798
                                                              ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $51,493,798)........................................    51,493,798
                                                              ------------
TOTAL INVESTMENTS  98.3%
  (Cost $976,590,645).......................................   910,270,108
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%.................    16,038,285
                                                              ------------
NET ASSETS  100.0%..........................................  $926,308,393
                                                              ============

 * Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) Non-income producing security.

(d) Payment-in-kind security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $976,590,645).......................  $  910,270,108
Cash........................................................          13,201
Receivables:
  Interest..................................................      19,632,975
  Investments Sold..........................................      10,220,206
  Fund Shares Sold..........................................       4,830,344
Other.......................................................          48,890
                                                              --------------
      Total Assets..........................................     945,015,724
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      10,053,654
  Income Distributions......................................       3,942,690
  Fund Shares Repurchased...................................       3,381,495
  Distributor and Affiliates................................         620,061
  Investment Advisory Fee...................................         375,788
Trustees' Deferred Compensation and Retirement Plans........         170,148
Accrued Expenses............................................         163,495
                                                              --------------
      Total Liabilities.....................................      18,707,331
                                                              --------------
NET ASSETS..................................................  $  926,308,393
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $1,193,984,105
Accumulated Undistributed Net Investment Income.............       1,025,183
Net Unrealized Depreciation.................................     (66,320,537)
Accumulated Net Realized Loss...............................    (202,380,358)
                                                              --------------
NET ASSETS..................................................  $  926,308,393
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $539,712,572 and 91,320,756 shares of
    beneficial interest issued and outstanding).............  $         5.91
    Maximum sales charge (4.75%* of offering price).........             .29
                                                              --------------
    Maximum offering price to public........................  $         6.20
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $319,511,059 and 54,007,560 shares of
    beneficial interest issued and outstanding).............  $         5.92
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $67,084,762 and 11,400,294 shares of
    beneficial interest issued and outstanding).............  $         5.88
                                                              ==============
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $ 49,171,151
Dividends...................................................       472,659
Other.......................................................       870,899
                                                              ------------
    Total Income............................................    50,514,709
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $572,650, $1,485,714 and $291,208,
  respectively).............................................     2,349,572
Investment Advisory Fee.....................................     2,306,846
Shareholder Services........................................       883,048
Custody.....................................................        24,470
Legal.......................................................        14,860
Trustees' Fees and Expenses.................................        10,343
Other.......................................................       247,417
                                                              ------------
    Net Expenses............................................     5,836,556
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 44,678,153
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(14,038,622)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (63,501,755)
  End of the Period:
    Investments.............................................   (66,320,537)
                                                              ------------
Net Unrealized Depreciation During the Period...............    (2,818,782)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(16,857,404)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 27,820,749
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended February 28, 1999 and
                   the Year Ended August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                   Six Months Ended      Year Ended
                                                   February 28, 1999   August 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $  44,678,153      $ 74,061,466
Net Realized Gain/Loss...........................      (14,038,622)       18,269,123
Net Unrealized Depreciation During the Period....       (2,818,782)      (89,734,268)
                                                     -------------      ------------
Change in Net Assets from Operations.............       27,820,749         2,596,321
                                                     -------------      ------------
Distributions from Net Investment Income:
  Class A Shares.................................      (29,140,305)      (49,213,216)
  Class B Shares.................................      (15,551,339)      (21,538,906)
  Class C Shares.................................       (3,066,465)       (3,848,005)
                                                     -------------      ------------
  Total Distributions............................      (47,758,109)      (74,600,127)
                                                     -------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................      (19,937,360)      (72,003,806)
                                                     -------------      ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................      202,119,370       398,226,626
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................       25,138,350        41,295,995
Cost of Shares Repurchased.......................     (119,150,069)     (226,785,118)
                                                     -------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      108,107,651       212,737,503
                                                     -------------      ------------
TOTAL INCREASE IN NET ASSETS.....................       88,170,291       140,733,697
NET ASSETS:
Beginning of the Period..........................      838,138,102       697,404,405
                                                     -------------      ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,025,183 and $4,912,228, respectively).......    $ 926,308,393      $838,138,102
                                                     =============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                              Six Months             Year Ended August 31,
                                                 Ended         ---------------------------------
           Class A Shares                  February 28, 1999    1998     1997     1996     1995
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................           $6.060         $6.548   $6.298   $ 6.15   $ 6.12
                                                ------         ------   ------   ------   ------
Net Investment Income................             .308           .614     .604     .607      .55
Net Realized and Unrealized
  Gain/Loss..........................            (.126)         (.479)    .267     .139    .0515
                                                ------         ------   ------   ------   ------
Total from Investment Operations.....             .182           .135     .871     .746    .6015
Less Distributions from Net
  Investment Income..................             .332           .623     .621     .598    .5715
                                                ------         ------   ------   ------   ------
Net Asset Value, End of the Period...           $5.910         $6.060   $6.548   $6.298   $ 6.15
                                                ======         ======   ======   ======   ======
Total Return (a).....................            3.11%*         1.66%   14.44%   12.66%   10.48%
Net Assets at End of the Period (In
  millions)..........................           $539.7         $499.3   $468.6   $421.4   $411.9
Ratio of Expenses to Average Net
  Assets (b).........................            1.03%          1.00%    1.08%    1.08%    1.12%
Ratio of Net Investment Income to
  Average Net Assets (b).............           10.58%          9.33%    9.37%    9.65%    9.23%
Portfolio Turnover...................              23%*           90%      75%      76%      49%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen reimbursement of certain expenses was less than 0.01%.

*  Non-annualized

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                              Six Months             Year Ended August 31,
                                                 Ended         ---------------------------------
           Class B Shares                  February 28, 1999    1998     1997     1996     1995
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................           $6.064         $6.558   $6.310   $  6.16   $6.14
                                                ------         ------   ------   -------   -----
  Net Investment Income..............             .289           .571     .559      .559     .51
  Net Realized and Unrealized
    Gain/Loss........................            (.129)         (.490)    .262      .141   .0335
                                                ------         ------   ------   -------   -----
Total from Investment Operations.....             .160           .081     .821      .700   .5435
Less Distributions from Net
  Investment Income..................             .308           .575     .573      .550   .5235
                                                ------         ------   ------   -------   -----
Net Asset Value, End of the Period...           $5.916         $6.064   $6.558   $ 6.310   $6.16
                                                ======         ======   ======   =======   =====
Total Return (a).....................            2.87%*         0.77%   13.58%    11.78%   9.41%
Net Assets at End of the Period (In
  millions)..........................           $319.5         $283.1   $198.0    $114.6   $89.9
Ratio of Expenses to Average Net
  Assets (b).........................            1.80%          1.79%    1.86%     1.87%   1.93%
Ratio of Net Investment Income to
  Average Net Assets (b).............            9.79%          8.52%    8.60%     8.86%   8.42%
Portfolio Turnover...................              23%*           90%      75%       76%     49%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen reimbursement of certain expenses was less than 0.01%.

*  Non-annualized

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                          Six Months            Year Ended August 31,
                                             Ended         --------------------------------
          Class C Shares               February 28, 1999    1998     1997     1996    1995
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................         $ 6.035        $6.528   $6.284   $ 6.14   $6.11
                                            -------        ------   ------   ------   -----
  Net Investment Income............            .288          .570     .561     .557     .51
  Net Realized and Unrealized
    Gain/Loss......................           (.131)        (.488)    .256     .137   .0435
                                            -------        ------   ------   ------   -----
Total from Investment Operations...            .157          .082     .817     .694   .5535
Less Distributions from Net
  Investment Income................            .308          .575     .573     .550   .5235
                                            -------        ------   ------   ------   -----
Net Asset Value, End of the
  Period...........................         $ 5.884        $6.035   $6.528   $6.284   $6.14
                                            =======        ======   ======   ======   =====
Total Return (a)...................           2.54%*        0.93%   13.64%   11.66%   9.63%
Net Assets at End of the Period (In
  millions)........................         $  67.1        $ 55.8   $ 30.8   $ 17.5   $15.7
Ratio of Expenses to Average Net
  Assets (b).......................           1.79%         1.79%    1.86%    1.87%   1.93%
Ratio of Net Investment Income to
  Average Net Assets (b)...........           9.77%         8.49%    8.57%    8.86%   8.42%
Portfolio Turnover.................             23%*          90%      75%      76%     49%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen reimbursement of certain expenses was less than 0.01%.

*  Non-annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen High Income Corporate Bond Fund (the "Fund"), a Delaware business trust, is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide maximum current income through investment in high yielding, high risk fixed-income securities. The Fund commenced investment operations on October 2, 1978. The Fund commenced distribution of its Class B and Class C shares on July 2, 1992 and July 6, 1993, respectively.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at the sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.
    Fund investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At the end of the period, debt securities rated below investment grade and comparable unrated securities represented approximately 99% of the investment portfolio. At February 28, 1999, approximately 19% of the Fund's long-term investments were in non-U.S. issuers, of which the largest geographic exposure was Canada with 5%.

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At February 28, 1999, there were no when issued or delayed delivery purchase commitments.
    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates (collectively, "Van Kampen"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts on debt securities purchased are amortized over the life of the respective security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1998, the Fund

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

had an accumulated capital loss carryforward for tax purposes of $188,101,877 which expires between August 31, 1999 and August 31, 2004. Of this amount, $125,160,730 will expire in 1999. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of market discount from bonds sold, paydown on securities and the deferral of losses for tax purposes resulting from wash sales.
    At February 28, 1999, for federal income tax purposes, cost of long- and short-term investments is $976,830,505, the aggregate gross unrealized appreciation is $21,911,468 and the aggregate gross unrealized depreciation is $88,471,865, resulting in net unrealized depreciation on long- and short-term investments of $66,560,397.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.
    Permanent book and tax basis differences relating to the recognition of market discount on bonds disposed of in the prior period totaling $807,089 and a resulting adjustment to the amount of capital loss carryforward which expired was reclassified in the current period from accumulated undistributed net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                      % PER ANNUM
---------------------------------------------------------------------
First $150 million....................................     .625 of 1%
Next $150 million.....................................     .550 of 1%
Over $300 million.....................................     .500 of 1%

    For the six months ended February 28, 1999, the Fund recognized expenses of approximately $14,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the six months ended February 28, 1999, the Fund recognized expenses of approximately $105,100 representing Van Kampen's cost of providing accounting services to the Fund.

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended February 28, 1999, the Fund recognized expenses of approximately $706,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
    At February 28, 1999, capital aggregated $796,139,252, $327,343,107 and
$70,501,746 for Class A, B and C shares, respectively. For the six months ended February 28, 1999, transactions were as follows:

                                                    SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................     17,073,134    $ 100,463,530
  Class B..................................     13,444,814       79,690,432
  Class C..................................      3,714,295       21,965,408
                                               -----------    -------------
Total Sales................................     34,232,243    $ 202,119,370
                                               ===========    =============
Dividend Reinvestment:
  Class A..................................      2,727,997    $  16,203,140
  Class B..................................      1,250,890        7,434,960
  Class C..................................        253,829        1,500,250
                                               -----------    -------------
Total Dividend Reinvestment................      4,232,716    $  25,138,350
                                               ===========    =============
Repurchases:
  Class A..................................    (10,867,473)   $ (64,736,775)
  Class B..................................     (7,360,939)     (43,715,384)
  Class C..................................     (1,808,202)     (10,697,910)
                                               -----------    -------------
Total Repurchases..........................    (20,036,614)   $(119,150,069)
                                               ===========    =============

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At August 31, 1998, capital aggregated $743,728,332, $283,660,303 and
$57,680,730 for Class A, B and C shares, respectively. For the year ended August 31, 1998, transactions were as follows:

                                                  SHARES           VALUE
------------------------------------------------------------------------
Sales
  Class A..................................   28,314,218   $ 187,996,517
  Class B..................................   25,445,038     169,122,792
  Class C..................................    6,221,313      41,107,317
                                             -----------   -------------
Total Sales................................   59,980,569   $ 398,226,626
                                             ===========   =============
Dividend Reinvestment:
  Class A..................................    4,382,061   $  28,862,654
  Class B..................................    1,568,905      10,333,349
  Class C..................................      320,344       2,099,992
                                             -----------   -------------
Total Dividend Reinvestment................    6,271,310   $  41,295,995
                                             ===========   =============
Repurchases:
  Class A..................................  (21,870,630)  $(144,129,518)
  Class B..................................  (10,532,646)    (69,416,384)
  Class C..................................   (2,018,608)    (13,239,216)
                                             -----------   -------------
Total Repurchases..........................  (34,421,884)  $(226,785,118)
                                             ===========   =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                  CONTINGENT DEFERRED
                                                      SALES CHARGE
             YEAR OF REDEMPTION                CLASS B            CLASS C
-------------------------------------------------------------------------
First........................................    4.00%              1.00%
Second.......................................    4.00%               None
Third........................................    3.00%               None
Fourth.......................................    2.50%               None
Fifth........................................    1.50%               None
Sixth and Thereafter.........................     None               None

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended February 28, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $120,700 and CDSC on redeemed shares of approximately $326,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $259,762,341 and $184,686,887, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                         February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended February 28, 1999, are payments retained by Van Kampen of approximately $1,329,300.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
Senior Loan
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, IL 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999.
    All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After July 31, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.




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                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

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                                VAN KAMPEN FUNDS

YOUR NOTES:

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